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                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 22, 2001


                              GUEST SUPPLY, INC.
            (Exact name of Registrant as specified in its Charter)


     NEW JERSEY                       1-11955              22-2320483
(State or other Jurisdiction)       (Commission          (IRS Employer
 of Incorporation)                   File Number)      Identification No.)

                             4301 U.S. Highway One
                         Monmouth Junction, New Jersey
                    (Address of principal executive offices)


      Registrant's telephone number, including area code: (609) 514-9696


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Item 5.   Other Events.
------    ------------

          On January 22, 2001, Guest Supply announced that it has entered into a Merger Agreement and Plan of Reorganization (the "Merger Agreement") with Sysco Corporation, a Delaware Corporation ("Sysco") and Sysco Food Services of New Jersey, Inc., a Delaware Corporation and a wholly-owned subsidiary of Sysco ("Merger Subsidiary"), which provides for the acquisition of Guest Supply by Sysco. Under the Merger Agreement, Merger Subsidiary will commence an offer (the "Offer") to exchange shares of Sysco common stock for all outstanding shares of Guest Supply common stock. Under the terms of the Merger Agreement, Guest Supply shareholders will receive shares of Sysco common stock as follows: (i) if the average of the closing prices per share of Sysco common stock on The New York Stock Exchange for each of the fifteen consecutive trading days ending on the trading day that is five trading days prior to the expiration date of the Offer, as it may be extended from time to time, which is referred to as the Sysco average trading price, is at least $22.00 but less than or equal to $30.00, Guest Supply shareholders will receive for each Guest Supply share a number of Sysco shares equal to $26.00 divided by the Sysco average trading price; (ii) if the Sysco average trading price is less than $22.00, Guest Supply shareholders will receive 1.1818 Sysco shares for each Guest Supply share; and (iii) if the Sysco average trading price is more than $30.00, Guest Supply shareholders will receive 0.8667 Sysco shares for each Guest Supply share. The Offer will be followed by a back-end merger on the same terms as the Offer and will be subject to customary closing conditions, including that at least a majority of Guest Supply's stock is tendered in the Offer and that regulatory clearance is obtained. A copy of the Merger Agreement is attached hereto as Exhibit 2(a) and is incorporated herein by reference.

          Prior to the execution of the Merger Agreement, Guest Supply entered into an amendment (the "Rights Amendment") to the Rights Agreement dated as of July 15, 1988, as amended August 15, 1997, between Guest Supply and Mellon Investor Services, LLC (formerly, ChaseMellon Shareholder Services, L.L.C.), as Rights Agent (as so amended, the "Rights Agreement"). The Rights Amendment rendered the Rights Agreement inapplicable to the
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transactions contemplated by the Merger Agreement. The foregoing description is qualified in its entirety by reference to the Rights Amendment, which is attached hereto as Exhibit 4(g).

          Concurrently with the execution of the Merger Agreement, certain shareholders of Guest Supply, consisting of all members of the Board of Directors of Guest Supply and senior members of Guest Supply's management (the "Shareholders"), entered into a tender agreement (the "Tender Agreement") with Sysco pursuant to which each Shareholder agreed, among other things, to tender for exchange all of such Shareholder's shares of Guest Supply common stock in the Offer and to vote all of such shares in favor of the approval and adoption of the Merger Agreement; provided that each such individual has reserved the right to sell up to 15% of his or her holdings into the public market. Any such shares not sold on the date that is five days prior to the expiration of the Offer will be tendered. Copies of each of the Tender Agreements are attached hereto as Exhibits 4(h) through 4(n) and are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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          (c) Exhibits.
              ---------

No.       Description
---       -----------
2(a) Agreement and Plan of Merger, dated as of January 22, 2001, by and among Guest Supply, Inc., Sysco Corporation and Sysco Food Services of New Jersey, Inc. Pursuant to Reg. S-K, Item 601(b)(2), Guest Supply agrees to furnish a copy of the Disclosure Schedules to such Agreement to the Commission upon request.

4(g) Amendment No. 2 dated as of January 22, 2001, by and between Guest Supply, Inc. and Mellon Investor Services, LLC (formerly, ChaseMellon Shareholder Services, L.L.C.) to Rights Agreement.

4(h) Tender Agreement, dated as of January 22, 2001, by and between Sysco Corporation and Clifford W. Stanley.

4(i) Tender Agreement, dated as of January 22, 2001, by and between Sysco Corporation and Paul T. Xenis.

4(j) Tender Agreement, dated as of January 22, 2001, by and between Sysco Corporation and Thomas M. Haythe.

4(k) Tender Agreement, dated as of January 22, 2001, by and between Sysco Corporation and Teri E. Unsworth.
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4(l)      Tender Agreement, dated as of January 22, 2001, by and between Sysco
          Corporation and Edward J. Walsh.

4(m) Tender Agreement, dated as of January 22, 2001, by and between Sysco Corporation and George S. Zabrycki.

4(n) Tender Agreement, dated as of January 22, 2001, by and between Sysco Corporation and R. Eugene Biber.

99 Joint Press Release of Sysco Corporation and Guest Supply dated January 22, 2001.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GUEST SUPPLY, INC.

Date:  January 24, 2001

                                          By: /s/ Clifford W. Stanley
                                              ----------------------
                                              Name:  Clifford W. Stanley
                                              Title: President and
                                                    Chief Executive Officer
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                                 EXHIBIT INDEX

No.    Description
---    -----------
2(a) Agreement and Plan of Merger, dated as of January 22, 2001, by and among Guest Supply, Inc., Sysco Corporation and Sysco Food Services of New Jersey, Inc. Pursuant to Reg. S-K, Item 601(b)(2), Guest Supply agrees to furnish a copy of the Disclosure Schedules to such Agreement to the Commission upon request.

4(g) Amendment No. 2 dated as of January 22, 2001, by and between Guest Supply, Inc. and Mellon Investor Services, LLC (formerly, ChaseMellon Shareholder Services, L.L.C.) to Rights Agreement.

4(h) Tender Agreement, dated as of January 22, 2001, by and between Sysco Corporation and Clifford W. Stanley.

4(i) Tender Agreement, dated as of January 22, 2001, by and between Sysco Corporation and Paul T. Xenis.

4(j) Tender Agreement, dated as of January 22, 2001, by and between Sysco Corporation and Thomas M. Haythe.

4(k) Tender Agreement, dated as of January 22, 2001, by and between Sysco Corporation and Teri E. Unsworth.

4(l) Tender Agreement, dated as of January 22, 2001, by and between Sysco Corporation and Edward J. Walsh.

4(m) Tender Agreement, dated as of January 22, 2001, by and between Sysco Corporation and George S. Zabrycki.

4(n) Tender Agreement, dated as of January 22, 2001, by and between Sysco Corporation and R. Eugene Biber.

99 Joint Press Release of Sysco Corporation and Guest Supply dated January 22, 2001.